F&M Bank Corp.

Financial data as of December 31, 2017 (unaudited)

Caution Regarding Forward Looking Statements

F&M Bank Corp.

This presentation contains projections, predictions, expectations, and other statements with respect to the Company and its subsidiaries as to beliefs, future events, and/or results that are based on current expectations, estimates, and projections about, among other things, the industry and the markets in which the Company operates. Such statements constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Those statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements. The forward-looking statements are based on various factors and were derived using numerous assumptions. In most cases, you can identify forward-looking statements by words like "may," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," or "continue" or the negative of those words and other comparable words. You should be aware that those statements reflect only the predictions of the Company.

If known or unknown risks or uncertainties should materialize, or if the underlying assumptions should prove inaccurate, actual results could differ materially from past results and those anticipated, estimated, or projected. You should bear this in mind in reading this presentation. Factors that might cause such actual results to differ include, but are not limited to:

- General business and economic conditions in the markets that the Company and its affiliates serve may be less favorable than anticipated which could decrease the demand for loan, deposit, and other financial services and increase loan delinquencies and defaults;
- Changes in market rates and prices may adversely impact the value of securities, loans, deposits, and other financial instruments and the interest rate sensitivity of the Company's balance sheet;
- The Company's liquidity requirements could be adversely affected by changes in assets and liabilities;
- The effect of legislative or regulatory developments, including changes in laws concerning taxes, banking, securities, insurance, and other aspects of the financial services industry, such as, for example, the Dodd-Frank Wall Street Reform and Consumer Protection Act;
- Competitive factors among financial services organizations, including product and pricing pressures and the Company's ability to attract, develop, and retain qualified banking professionals;
- The effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board, and other regulatory agencies that apply to the Company and its subsidiaries; and
- The effect of fiscal and governmental policies of the United States federal government.

The Company undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures that the Company makes on related subjects in its periodic and current reports that it files with the SEC. Also note that the Company provides cautionary discussion of risks, uncertainties and possibly inaccurate assumptions relevant to its business and operations in the reports that it has filed with the SEC. These discussions relate to factors that, individually or in the aggregate, management of the Company believes could cause the Company's actual results to differ materially from expected and historical results. Accordingly, this presentation should be read in conjunction with the periodic and other reports that the Company has filed with the SEC, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2016 and its most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 and its fourth quarter 2017 earnings release dated February 2, 2018. The Company's periodic and other reports are available on the SEC's website at www.sec.gov.

We note these risks and other factors for investors as permitted by the Private Securities Litigation Reform Act of 1995. You should understand that it is not possible to predict or identify all such risks or factors. Consequently, you should not consider such disclosures to be a complete discussion of all potential risks, factors, or uncertainties.

F&M At A Glance

F&M Bank Corp.

Headquartered in the Shenandoah Valley

- FMBM's operating market falls within the central part of the Shenandoah Valley
- 4-county franchise: Rockingham, Shenandoah, Page and Augusta, and the independent cities of Harrisonburg, Staunton and Waynesboro
- Strategically located along the I-81 corridor
- FMBM is the largest community bank headquartered in the central Shenandoah Valley.
- As of 6/30/17 FMBM ranks first by deposit share in the Harrisonburg/Rockingham MSA. FMBM's total deposits ranked 2nd among all banks in its operating market.
- 13 branches, a loan production office and VBS Mortgage operating under the Company's banking subsidiary – F&M Bank.
- In January 2017 FMBM purchased VS Title, a three location title company.

Financial Summary

($000s, except share values)	2012	2013	2014	2015	2016	2017
Balance Sheet						
Total Assets	596,904	552,788	605,308	665,357	744,889	753,270
Total Loans HFI	465,819	478,453	518,202	544,053	591,636	616,974
Total Deposits	453,196	464,149	491,505	494,670	537,085	569,176
Capital Position						
Total Equity	49,384	54,141	77,798	82,950	86,682	91,275
Tangible Common Equity	48,755	51,987	67,603	72,963	79,020	83,457
TCE Ratio (%)	8.2	9.4	11.2	11.0	10.7	11.1
Leverage Ratio (%)	8.3	9.4	12.9	12.1	11.8	12.1
Total RBC Ratio (%)	14.0	15.4	17.4	15.2	15.1	N/A
Profitability						
Net Income	4,901	4,716	5,802	8,417	9,568	9,010
ROAA (%)	0.86	0.82	1.00	1.31	1.34	1.21
ROAE (%)	10.26	9.11	8.65	10.46	11.18	10.01
Efficiency Ratio (%)	54.03	58.15	58.51	58.28	58.78	63.01
Yields & Costs						
Net Interest Margin (%)	3.95	4.02	4.30	4.43	4.34	4.52
Cost of Funds (%)	1.20	0.95	0.71	0.52	0.59	0.68
Cost of Deposits (%)	0.95	0.71	0.52	0.44	0.46	0.49

F&M Target Market



F&M Branch Footprint


Oakland
Keyser
Martinsburg
Frederick
Gainesboro
Winchester
Germantown
Leesburg
Columbia
Rockville
Old Fields
Petersburg
Strasburg
Front Royal
Bethesda
Silver Spring
Arlington
Washington
Alexandria
Fairfax
Manassas
Franklin
Warrenton
Dale City
St Charles
Culpeper
Bridgewater
Chancellor
Fredericksburg
Staunton
Waynesboro
Charlottesville
Ruckersville
Stuarts Draft
Lexington
Lovingston
Buena Vista
FMBM Branch Locations
VBS Mortgage Locations
Loan Production Office
Valley Southern Title

Executive Management Team

F&M Bank Corp.

Dean Withers, CEO
CEO since 2004, with 38+ years in financial services industry

Mark Hanna, President, F&M Bank
President since December 2017, with 27+ years in banking industry

Neil W. Hayslett, EVP/Chief Administrative Officer
CAO since 2013, CFO for 17 years, with 28 years in banking industry and 4 years in public accounting.

Larry A. Caplinger, EVP/Corporate Secretary
Former CLO, with a 45+ year career at F&M Bank.

Stephanie E. Shillingburg, EVP/Chief Banking Officer
CBO since 2016, Chief Retail Officer for 3 years with over 35 years in the banking industry.

Carrie Comer, SVP/Chief Financial Officer
CFO since 2013, with 15+ years in banking industry and 5 years in public accounting.

Edward Strunk, SVP/Chief Lending Officer
CLO since January 2018, with 35+ years in banking industry.

A Community Focused Institution

F&M Bank Corp.

"Community Banking at its Finest"

Chartered in 1908, Farmers & Merchants Bank has served its local communities for more than 100 years

- Leading, progressive independent bank in the Shenandoah Valley – serving small to medium size businesses with diverse revenue streams.
- Deep roots in the local community – Board of Directors and Advisory Boards comprised of prominent business members within the local economy.
- Support community activities through participation in area fairs and other events that support small business, non-profits and local municipalities.
- Provide financial literacy program to area middle and high schools free of charge.
- Charitable contributions and event sponsorships totaling over $320,000 within our communities in 2017.


FRIENDSHIP
Industries, Inc.
LIVE UNITED

Industry Recognition and Accolades

F&M Bank Corp.

- Named one of 2018 Best 50 on the OTCQX.
- Ranked 104th of top 200 banks in US for 3 year average ROE – American Banker Magazine, April 2017
- Ranked 3rd of top 50 US loan producers by IB Magazine – July 2016
- Recognized as a top 50 US bank for social media efforts by the ICBA – July 2014 and 2013
- Bank Investment Consultant magazine named Infinex Financial Group the fastest growing broker/dealer in the financial institution channel for 2014.

Market Overview – Shenandoah Valley

F&M Bank Corp.

Rural area with a diverse economy based on manufacturing, agriculture and education

- Major industries include advanced food manufacturing, farming, retail trade, government, education and health care
- Top employers include James Madison University, Wal-Mart Distribution, LSC Communication, Merck & Co., MillerCoors Shenandoah, Cargill, McKee Foods, Hershey Chocolate and two regional hospitals
- Total of 10 colleges along the I-81 corridor within the region
- Tourist destination for the Shenandoah Caverns, Luray Caverns, Shenandoah National Park, Massanutten Resort and Civil War battlefields



Market Demographics

F&M Bank Corp.

Shenandoah Valley – Market Drivers

- James Madison University has a significant impact on the local economy with approximately 22,000 students and over 4,000 jobs attributable to its presence
- Valley Health System, one of the country's leading medical systems, is the Valley's largest employer, bringing in over 5,400 jobs
- The Virginia Employment Commission ranks the Harrisonburg MSA number one in the state for job growth in the fourth quarter of 2016



Shenandoah Valley Region

- The Shenandoah Valley includes Augusta, Clarke, Frederick, Page, Rockbridge, Rockingham, Shenandoah, Warren Counties in Virginia
- The US Census Bureau estimates the population to be over 400,000 by 2020

Top Employers in the Valley

James Madison University 1908

ValleyHealth Healthier, together.

SENTARA®

Cargill™

MERCK

MASSANUTTEN

Market Accolades

#10 Fastest Growing City in Virginia (2016)	#32 Best Small Places for Business by Forbes
Top 25 Places to Retire by Forbes (2017)	#4 Virginia MSA for Economic Growth (2015)
#25 Best Place to Start a Business (2015)	#1 Innovation Award (2016)

Source: http://virginialmi.com/report_center/community_profiles/5115000444.pdf,
Source: https://www.harrisonburgva.gov/awards

Recent Company Timeline

F&M Bank Corp.

Commentary

Creating shareholder value through disciplined growth:

- Exclusive of one-time deferred tax expense related to the Tax Cuts and Jobs Act the 2017 EPS would have equaled $2.88
- Dividends to shareholders have increased 38% since 2013
- TBVPS has increased over 20% in the same time period

Earnings per Share


$3.00
$2.50
$2.00
$1.50
$1.00
$1.88
$1.82
$2.40
$2.77
$2.63
2013
2014
2015
2016
2017

Dividends per Share


$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.68
$0.68
$0.73
$0.80
$0.94
2013
2014
2015
2016
2017

Tangible Book Value per Share


$25.00
$22.50
$20.00
$17.50
$15.00
$20.69
$20.54
$22.21
$24.12
$24.95
2013
2014
2015
2016
2017

Earnings Highlights

F&M Bank Corp.

Dollars in Thousands (000's)	2014	2015	2016	2017*
Net Income	$5,801	$8,417	$9,567	$9,010
Core pre-tax, pre-provision earnings	$10,390	$11,768	$12,860	$12,413
Return on average assets	1.00%	1.31%	1.34%	1.21%
Return on average equity	8.65%	10.46%	11.18%	10.01%
Return on average TCE	9.48%	11.25%	12.59%	11.10%
Net Interest Margin	4.30%	4.43%	4.34%	4.52%
Efficiency Ratio	60.54%	61.20%	61.03%	63.01%
Earnings per Share	$1.82	$2.40	$2.77	$2.63

*unaudited

Key Ratios

F&M Bank Corp.



ROAA
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
1.00
1.31
1.34
1.21
2014
2015
2016
2017
ROAA
F&M Bank
Peer Median
Peer Top 20%



ROATCE
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
9.48
11.98
11.92
11.10
2014
2015
2016
2017
ROATCE
F&M Bank
Peer Median
Peer Top 20%



NET INTEREST MARGIN
4.6
4.5
4.4
4.3
4.2
4.1
4
3.9
3.8
3.7
3.6
4.30
4.43
4.34
4.52
DEC 2014
DEC 2015
DEC 2016
2Q17
F&M Bank
Peer Median
Peer Top 20%



EFFICIENCY RATIO
70.00
65.00
60.00
55.00
50.00
60.54
61.20
61.03
63.01
2014
2015
2016
2017
Axis Title
F&M Bank
Peer Median
Peer Top 20%

Peer statistics from the September 30, 2017 Uniform Bank Performance Report, Peer Group 3.

Balance Sheet Highlights

F&M Bank Corp.

Dollars in Thousands ($000's)	2014	2015	2016	2017*
Total Asset	$605,308	$665,150	$744,889	$753,270
Total Gross Loans Held for Investment	$518,202	$544,053	$591,636	$616,974
Total Gross Loans Held for Sale	$13,382	$57,806	$62,735	$39,775
Total Deposits	$491,505	$494,670	$537,085	$569,177
Loans Held for Investment/Deposits	105.4%	110.0%	110.2%	108.4%
Total Equity	$77,798	$82,950	$86,682	$91,275
Total Equity/Assets	12.85%	12.47%	11.64%	12.12%

* unaudited

Asset Quality Highlights

F&M Bank Corp.

Dollars in Thousands ($000's)2	2014	2015	2016	2017*
NPA/Asset	1.73%	1.34%	.94%	1.21%
NCOs/Avg Loans Held for Investment	.34%	.05%	.22%	.25%
Reserves/Loans Held for Investment	1.68%	1.61%	1.27%	.98%
Reserves/NPLs	125.1%	134.6%	154.9%	85.1%
NPL/Assets	1.15%	.98%	.65%	.94%

* unaudited

Loan Portfolio

F&M Bank Corp.

Commentary

- **1-4 family comprises the largest concentration at 30%**
- **Total real estate exposure is 80%; but only 12% construction and development**
- **Consumer is the fastest growing category**
- **Owner-occupied CRE and C&I loans represent 18% of total loans**

Loan Held for Investment Mix: $617.0 million at 12/31/17



14%
12%
2%
11%
6%
12%
12%
30%
2%
C&D
Agriculture
HELOC
1-4 Family
Multifamily
Owner-Occupied CRE
Non-Owner Occ. CRE
C&I
Consumer & other

Loan Portfolio Detail

F&M Bank Corp.

Improving Composition Mix



2014
13%
2%
12%
31%
2%
12%
12%
5%
10%
2Q17
12%
2%
11%
30%
2%
12%
12%
6%
14%
C&D
1-4 Family
Non-Owner Occ. CRE
Agriculture
Multifamily
C&I
HELOC
Owner-Occ. CRE
Consumer & Other



$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$13,382
$518,202
$57,806
$544,053
$62,735
$591,636
$39,775
616,974
2014
2015
2016
2017
Loans Held for Investment
Loans Held for Sale

Dealer Finance Division


DEALER STATISTICS
5,940,000
4,940,000
3,940,000
2,940,000
1,940,000
940,000
(60,000)
80,000,000
70,000,000
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
-
2014
2015
2016
2017
Gross Income
Net Income
Loan Balance (Right Axis)

Dealer Finance Division

F&M Bank Corp.

Average National Delinquency

(Trans Union)

≥ 60 Days Delinquent

	National Average	F&M Bank Dealer Division
3rd Quarter 2016	1.33%	.49%
4th Quarter 2016	1.44%	.58%
1st Quarter 2017	1.30%	.67%
2nd Quarter 2017	1.23%	.49%
3rd Quarter 2017	1.40%	.56%
4th Quarter 2017	1.43%*	.67%

	F & M	EXPERIAN SURVEY**
Average FICO	707	714 new 652 used
Average Term	55	60 Independent 67 Franchise

* Projected

** Q2 2017

Nonperforming & Adversely Classified Assets

F&M Bank Corp.

Historical Nonperforming Assets



$7.0
$3.6
$6.6
$2.4
$4.9
$2.1
$7.1
$2.0
2014
2015
2016
2Q17
Nonperforming Loans
OREO & Repos

- Total NPAs were $9.1 million at 12/31/17 for an NPA/Assets ratio of **1.21%**
- NPAs consist of $6.9 million in nonaccrual loans, $.2 million in 90 days and greater and $2.0 million of OREO
- Classified assets have decreased by $35.3 million (68%) since 2012 to $16.6 million
- As of 12/31/17 a large portion of FMBM classified loans are categorized as performing – $7.5 million

Deposit Composition

F&M Bank Corp.

Commentary

- **The Deposit mix is desirable, with a deposit cost of 49 basis points at 12/31/17.**
- **Non Interest Bearing deposits have increased 76% since 2013. This is a stable source of funding with an average life in excess of 6 years.**
- **F&M Bank became the deposit market share leader in the Harrisonburg / Rockingham MSA as of 6/30/17.**

Deposit Composition



2014:
$491,504
22%
18%
17%
22%
15%
2Q17
$569,177
27%
15%
25%
17%
10%
Non Interest Bearing
NOW * Other Trans.
MMDA & Savings
Retail CDs
Jumbo CDs

Deposit Mix



$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$92,397
$371,752
$112,198
$379,307
$134,787
$359,883
$146,617
$390,468
$162,233
$406,944
2013
2014
2015
2016
2017
Interest-Bearing Deposits
Non-Interest Bearing Deposits

STRATEGIC FOCUS

F&M Bank Corp.


Woodstock
Timberville
Harrisonburg
Bridgewater
Luray
Warrenton
Front Royal
Staunton
Waynesboro
Charlottesville
Ruckersville
Stuarts Draft
Craigsville
Richmond
81
Legacy Branch
Recently Opened Branch

Strong Growth and Franchise Expansion Opportunities Exist

- Augusta County – expansion to the south
  - Two full service branches opened in 2015, one in the City of Staunton and one in the Town of Craigsville
  - Myers Corner (Fishersville) branch opened April of 2017
- Indirect auto growth opportunities – business continues to expand
- Potential branch acquisitions with regional bank consolidation
- New branch in Harrisonburg opened in August 2017
- Acquired VS Title in January 2017 with locations in Harrisonburg, Fishersville and Charlottesville



F&M Bank Corp.

WHY F&M Bank Corp?

- **Further development of a profitable franchise**
  - FMBM is a highly profitable institution – growth in the franchise increases tangible book value and earnings per share
  - Shenandoah Valley is a liquid deposit market and FMBM continues to replace time deposits with lower costing core deposits
  - Well-positioned franchise as the dominant community bank in its markets
  - Sustainable revenue and earnings stream
  - Expanding non-interest income opportunities through VS Title and growth of VBS Mortgage.

Board of Directors

F&M Bank Corp.

Ellen R. Fitzwater	• Chairman of the Board • Financial Manager F&R Leasing/Accounting Consultant
Larry A. Caplinger	• Chief Lending Officer – 40+ year history with the Bank
John N. Crist	• Attorney – real estate • Chairman of VBS Mortgage
Daniel J. Harshman	• Mayor of the Town of Edinburg
Richard S. Myers	• President of Dick Myers Chrysler-Dodge-Jeep dealership
Michael W. Pugh	• Vice Chairman of the Board President of Old Dominion Realty, Inc. & licensed appraiser
Christopher S. Runion	• President of Eddie Edwards Signs and managing Principal of Heifer Investments
Ronald E. Wampler	• Operated and managed a local farm for 30+ years
Dean W. Withers	• FMBM CEO since 2004 – 35+ year banking career
E. Ray Burkholder	• Senior Vice President of Balzer & Associates
Peter Wray	• Principal Broker at Triangle Realtors

F&M Bank Corp.